UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2018

CHUBB LIMITED

(Exact name of registrant as specified in its charter)

Switzerland	1-11778	98-0091805
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Baerengasse 32

CH-8001 Zurich, Switzerland

(Address of principal executive offices)

Registrant’s telephone number, including area code: +41 (0)43 456 76 00

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At the Chubb Limited (“Company”) Annual General Meeting of Shareholders (“annual general meeting”) held on May 17, 2018, the Company’s shareholders approved an amendment to Article 6(a) of the Articles of Association to authorize the Company’s Board of Directors to increase the Company’s share capital within two years following the 2018 annual general meeting to a maximum amount equal to CHF 4,830,000,000, which amount would be divided into 200,000,000 shares. In connection therewith, the amendment limits or withdraws the shareholders’ pre-emptive rights in specified and limited circumstances, all as further described in the Company’s 2018 Proxy Statement under the heading “Agenda Item 9: Amendment to the Articles of Association Relating to Authorized Share Capital for General Purposes”. The Company’s amended Articles of Association containing the amendment will become effective upon registration with the Commercial Register of the Canton of Zurich, Switzerland (“Swiss Commercial Register”). Subject to the subsequent approval by the Swiss Federal Commercial Register Office, the effective date of such registration is expected to be on or about May 18, 2018.

A copy of the amended Articles of Association is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company convened its annual general meeting on May 17, 2018 pursuant to notice duly given. The agenda items submitted at the annual general meeting were passed. The matters voted upon at the meeting and the results of such voting are set forth below.

The vote required to approve each agenda item noted below is described in the Proxy Statement under the headings “What vote is required to approve each agenda item?” and “What is the effect of broker non-votes and abstentions?”.

1.	Approval of the management report, standalone financial statements and consolidated financial statements of Chubb Limited for the year ended December 31, 2017

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
418,035,234	165,204	896,791	0

2.1	Allocation of disposable profit

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
418,497,160	257,053	343,016	0

2.2	Distribution of a dividend out of legal reserves (by way of release and allocation to a dividend reserve)

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
418,656,332	159,882	281,015	0

3.	Discharge of the Board of Directors

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
386,770,786	928,489	1,073,064	29,473,062

The voting results for Agenda Item 3 exclude shares held by the Company’s directors and executive officers, who are not permitted by law to vote their shares on the discharge of the Board of Directors.

4.1	Election of PricewaterhouseCoopers AG (Zurich) as the Company’s statutory auditor for the year ending December 31, 2018

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
412,555,317	6,302,282	239,630	0

4.2	Ratification of appointment of PricewaterhouseCoopers LLP (United States) as independent registered public accounting firm for purposes of U.S. securities law reporting for the year ending December 31, 2018

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
413,028,771	5,819,286	249,172	0

4.3	Election of BDO AG (Zurich) as special audit firm until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
418,538,993	289,506	268,730	0

5.1	Election of Evan G. Greenberg as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
382,681,572	5,143,510	1,799,085	29,473,062

5.2	Election of Robert M. Hernandez as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
382,088,242	7,363,058	172,867	29,473,062

5.3	Election of Michael G. Atieh as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
381,327,164	8,124,443	172,560	29,473,062

5.4	Election of Sheila P. Burke as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
388,950,449	516,372	157,346	29,473,062

5.5	Election of James I. Cash as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
388,387,552	1,068,191	168,424	29,473,062

5.6	Election of Mary Cirillo as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
385,257,415	4,190,359	176,393	29,473,062

5.7	Election of Michael P. Connors as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
331,110,430	57,820,526	693,211	29,473,062

5.8	Election of John A. Edwardson as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
379,060,598	10,375,082	188,487	29,473,062

5.9	Election of Kimberly A. Ross as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
389,244,217	226,271	153,679	29,473,062

5.10	Election of Robert W. Scully as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
384,184,007	5,284,296	155,864	29,473,062

5.11	Election of Eugene B. Shanks, Jr. as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
389,110,675	327,696	185,796	29,473,062

5.12	Election of Theodore E. Shasta as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
388,998,290	451,709	174,168	29,473,062

5.13	Election of David H. Sidwell as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
389,128,261	317,325	178,581	29,473,062

5.14	Election of Olivier Steimer as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
388,967,997	483,160	173,010	29,473,062

5.15	Election of James M. Zimmerman as director until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
388,414,452	1,036,622	173,093	29,473,062

6.	Election of Evan G. Greenberg as the Chairman of the Board of Directors until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
303,782,231	84,026,026	1,815,910	29,473,062

7.1	Election of Michael P. Connors as Compensation Committee member until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
341,441,134	47,983,447	199,586	29,473,062

7.2	Election of Mary Cirillo as Compensation Committee member until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
384,790,222	4,636,535	197,410	29,473,062

7.3	Election of Robert M. Hernandez as Compensation Committee member until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
382,606,949	6,811,091	206,127	29,473,062

7.4	Election of James M. Zimmerman as Compensation Committee member until the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
388,621,110	800,500	202,557	29,473,062

8.	Election of Homburger AG as independent proxy until the conclusion of the Company’s next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
418,491,766	283,660	321,803	0

9.	Amendment to the Articles of Association relating to authorized share capital for general purposes

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
404,118,595	14,567,257	411,377	0

10.1	Compensation of the Board of Directors until the next annual general meeting

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
387,583,112	1,276,493	764,562	29,473,062

10.2	Compensation of Executive Management for the next calendar year

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
385,867,346	2,966,266	790,555	29,473,062

11.	Advisory vote to approve executive compensation under U.S. securities law requirements

Shares Voted For	Shares Voted Against	Shares Abstained	Broker Non-Votes
376,219,873	11,659,449	1,744,845	29,473,062

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

3.1	Articles of Association of the Company as amended

4.1	Articles of Association of the Company as amended (Incorporated by reference to Exhibit 3.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHUBB LIMITED

By:	/s/ Joseph F. Wayland
Joseph F. Wayland
General Counsel

DATE: May 18, 2018